                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2002

                             THE JOHN NUVEEN COMPANY
               (Exact Name of Registrant as Specified in Charter)

     Delaware                        1-11123                          36-3817266
 (State or Other                 (Commission File               (I.R.S. Employer
 Jurisdiction of                     Number)                 Identification No.)
  Incorporation)

333 West Wacker Drive, Chicago, Illinois                                   60606
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (312) 917-7700

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         As previously disclosed under cover of a Current Report on Form 8-K filed on August 14, 2002, The John Nuveen Company completed its purchase of NWQ Investment Management Company, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Pro Forma Financial Information

         1) Unaudited Pro Forma Condensed Financial Statements of The John Nuveen Company

            a) Consolidated Statement of Income for the Year Ended December 31,
               2001
            b) Consolidated Statement of Income for the Six Month Period Ended
               June 30, 2002
            c) Notes to Consolidated Statements of Income
            d) Consolidated Balance Sheet as of June 30, 2002
            e) Notes to Consolidated Balance Sheet

(b)      Interim Financial Statements

         1) Unaudited Condensed Financial Statements of NWQ Investment Management Company (A Wholly Owned Subsidiary of Old Mutual Asset Managers (US) LLC)

            a) Balance Sheet as of June 30, 2002
            b) Statement of Income for the Six Month Period Ended June 30, 2002
            c) Statement of Cash Flows for the Six Month Period Ended June 30,
               2002

(c)      Exhibits

            Not Applicable

                             The John Nuveen Company

         Unaudited Pro Forma Condensed Consolidated Financial Statements



The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of NWQ Investment Management Company, Inc. by The John Nuveen Company (the "Company"). The unaudited pro forma condensed consolidated balance sheet was prepared as if the transaction had occurred on June 30, 2002. The unaudited condensed consolidated statement of income for the twelve months ended December 31, 2001 was prepared as if the transaction had occurred on January 1, 2001. The unaudited pro forma condensed consolidated statement of income for the six months ended June 30, 2002 was prepared as if the transaction had occurred on January 1, 2002.

The pro forma adjustments are applied to the historical consolidated financial statements of the Company, using the purchase method of accounting and information available. Under purchase accounting, the acquisition cost of such ownership interest will be allocated to the assets and liabilities acquired based on their relative fair value as of the closing date of the transaction, with any excess of the acquisition cost over fair value of the assets acquired less the fair value of the liabilities assumed recorded as goodwill. The final allocations may be different from the amounts reflected herein. However, management of the Company believes that any adjustments will not have a material financial impact.

This pro forma financial information is presented for illustrative purposes only. It is not necessarily indicative of the results of operations or financial position which would have been reported had the acquisition actually occurred on the dates indicated, above, nor is it necessarily indicative of the Company's future financial results of operations.

                             THE JOHN NUVEEN COMPANY
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                   (UNAUDITED)


                                                                                                   PRO                    NUVEEN
                                             NUVEEN        NWQ      ELIMINATION                   FORMA                     PRO
                                             ACTUAL       ACTUAL    ADJUSTMENTS    REFERENCE   ADJUSTMENTS   REFERENCE     FORMA
                                           ---------     --------   -----------    ---------   -----------   ---------   ---------
Operating Revenues:
  Investment advisory fees from assets
    under management                       $ 330,588     $ 29,772   $                                                    $ 360,360
  Underwriting and distribution of
     investment products                      19,513           --                                                           19,513
  Positioning profits, net                     3,049           --                                                            3,049
  Other operating revenue                     17,953           --                                                           17,953
                                           ---------     --------   --------                    ---------                ---------
      Total operating revenues               371,103       29,772         --                           --                  400,875

Operating Expenses:
  Compensation and benefits                   93,134       19,282     (5,899)        (1)            3,100     (5)          109,617
  Advertising and promotional costs           17,751                                                                        17,751
  Occupancy and equipment costs               14,512        1,248                                                           15,760
  Amortization of goodwill and other
    intangible assets                          9,409       10,358    (10,358)        (2)            3,100     (6)           12,509
  Travel and entertainment                     9,078          860                                                            9,938
  Other operating expenses                    38,464        3,709       (881)        (3)                                    41,292
                                           ---------     --------   --------                    ---------                ---------
      Total operating expenses               182,348       35,457    (17,138)                       6,200                  206,867

Operating Income                             188,755       (5,685)    17,138                       (6,200)                 194,008

Non-Operating Income/(Expense)                   799       (2,115)     2,115         (4)           (3,110)    (7)           (2,311)
                                           ---------     --------   --------                    ---------                ---------

Income before taxes                          189,554       (7,800)    19,253                       (9,310)                 191,697

Income taxes                                  74,856           --                                     873     (8)           75,729
                                           ---------     --------   --------                    ---------                ---------

Net income                                 $ 114,698     $ (7,800)  $ 19,253                      (10,183)               $ 115,968
                                           =========     ========   ========                    =========                =========

Average common and common equivalent
  shares outstanding:
    Basic                                     94,300                                                                        94,300
                                           =========                                                                     =========

    Diluted                                  101,688                                                                       101,688
                                           =========                                                                     =========

Earnings per common share:
    Basic                                  $    1.20                                                                     $    1.22
                                           =========                                                                     =========

    Diluted                                $    1.13                                                                     $    1.14
                                           =========                                                                     =========


The accompanying notes are an integral part of these unaudited pro forma financial statements.

                      THE JOHN NUVEEN COMPANY
            PRO FORMA CONSOLIDATED STATEMENT OF INCOME
              FOR THE SIX MONTHS ENDED JUNE 30, 2002
               (IN THOUSANDS EXCEPT PER SHARE DATA)

                            (UNAUDITED)



                                                                                                   PRO
                                              NUVEEN        NWQ       ELIMINATION                 FORMA                    NUVEEN
                                              ACTUAL      ACTUAL      ADJUSTMENTS   REFERENCE  ADJUSTMENTS   REFERENCE   PRO FORMA
                                             ---------   ---------    -----------   ---------  -----------   ----------  ---------
Operating Revenues:
   Investment advisory fees from assets
     under management                        $171,211    $  17,527     $                                                  $ 188,738
   Underwriting and distribution of
     investment products                        6,538           --                                                            6,538
   Positioning losses, net                       (127)          --                                                             (127)
   Other operating revenue                      5,335           --                                                            5,335
                                             --------    ---------     ---------                ------                    ---------
       Total operating revenues               182,957       17,527            --                    --                      200,484

Operating Expenses:
   Compensation and benefits                   44,570        7,638            --                 1,550          (5)          53,758
   Advertising and promotional costs            6,967                                                                         6,967
   Occupancy and equipment costs                8,172          724                                                            8,896
   Amortization of other intangible assets      1,411        5,217        (5,217)      (2)       1,550          (6)           2,961
   Travel and entertainment                     4,113          489                                                            4,602
   Other operating expenses                    18,353        2,685          (531)      (3)                                   20,507
                                             --------    ---------    ----------                ------                    ---------
       Total operating expenses                83,586       16,753        (5,748)                3,100                       97,691

Operating Income                               99,371          774         5,748                (3,100)                     102,793

Non-Operating Income/(Expense):                    71       (1,068)        1,068       (4)      (1,555)         (7)          (1,484)
                                             --------    ---------    ----------                ------                    ---------

Income before taxes                            99,442         (294)        6,816                (4,655)                     101,309

Income taxes                                   39,001           --                                 761          (8)          39,762
                                             --------    ---------    ----------                ------                    ---------

Net income                                   $ 60,441    $    (294)   $    6,816                (5,416)                   $  61,547
                                             ========    =========    ==========                ======                    =========

Average common and common equivalent
  shares outstanding:
    Basic                                      94,659                                                                        94,659
                                             ========                                                                     =========

    Diluted                                    99,362                                                                        99,362
                                             ========                                                                     =========

Earnings per common share:
    Basic                                    $   0.64                                                                     $    0.65
                                             ========                                                                     =========

    Diluted                                  $   0.61                                                                     $    0.62
                                             ========                                                                     =========


The accompanying notes are an integral part of these unaudited pro forma financial statements.

                             THE JOHN NUVEEN COMPANY

              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

                                   (UNAUDITED)


Elimination adjustments are summarized as follows:

(1) Adjustment to reflect the elimination of compensation expense related to historical retention arrangements between the previous Parent (Old Mutual) and NWQ.

(2) Adjustment reflects the elimination of amortization of the identified intangible assets. These intangible assets were not part of the acquired assets of NWQ.

(3) Adjustment to reflect the elimination of license fees paid to an affiliate of the previous parent.

(4) Adjustment to reflect the elimination of interest expense associated with a note payable with an affiliate of the previous parent. This note was not part of the purchase of NWQ.

Proforma adjustments to give effect to the acquisition are summarized as follows:

(5) Adjustment to reflect increase in compensation expense related to new retention arrangements with key management.

(6) Adjustment reflects the amortization of the identified intangible assets arising from the transaction over the assets appropriate estimated useful lives. Pursuant to SFAS 142, Goodwill associated with the transaction is not amortized.

(7) Interest income and interest expense have been adjusted to reflect the lower cash balances available for investing and the debt incurred pursuant to the transaction. The interest rate on the debt incurred is variable based on the monthly LIBOR rate. If this rate were to increase 0.125%, the annual effect on interest expense would be an estimated increase of $312,500.

(8) All pro forma adjustments and were combined with the net loss as reported and tax effected at the appropriate rate.

                             THE JOHN NUVEEN COMPANY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2002
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                   (UNAUDITED)



                                                           NUVEEN         NWQ         PRO FORMA                       NUVEEN
                                                           ACTUAL        ACTUAL      ADJUSTMENTS    REFERENCE        PRO FORMA
                                                         ---------      -------      -----------    ---------        ---------
ASSETS
Cash and cash equivalents                                $ 116,765      (10,760)       (69,604)     (2A), (3) & 4    $  36,401
Management and distribution fees receivable                 37,522        9,333                                         46,855
Other receivables                                            7,138          -                                            7,138
Securities owned (trading account), at market value:
    Nuveen defined portfolios                                    3                                                           3
    Bonds and notes                                            -                                                           -
Deferred income tax asset, net                                 -                                                           -
Furniture, equipment, & leasehold improvements,
    at cost less accum. depn. & amort.                      27,544        1,281                                         28,825
Other investments                                           60,602          -                                           60,602
Goodwill, at cost less accumulated amortization            360,925                     127,489      (1)                488,414
Other intangible assets, net of accumulated
    amortization                                            43,216                      27,900      (1)                 71,116
Prepaid expenses and other assets                           39,819          124                                         39,943
                                                         ---------      -------        -------                       ---------
                                                         $ 693,534          (22)        85,785                       $ 779,297
                                                         =========      =======        =======                       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
    Notes Payable                                        $ 183,000                      87,000      (2B)             $ 270,000
    Accrued compensation and other expenses                 30,817       10,176         (4,015)     (3)                 36,978
    Deferred compensation                                   28,253                                                      28,253
    Security purchase obligations                              -                                                           -
    Deferred income tax liability, net                       3,858                                                       3,858
    Other liabilities                                       19,816                                                      19,816
                                                         ---------      -------        -------                       ---------
    Total liabilities                                      265,744       10,176         82,985                         358,905
                                                         ---------      -------        -------                       ---------
Redeemable preferred stock, at redemption value;
    5,000,000 shares authorized, 225,000 shares
    issued                                                   5,625                                                       5,625
Minority interest                                           40,930          -            2,800      (4)                 43,730
Common stockholders' equity:
    Class A Common stock, $.01 par value;
    160,000,000 shares authorized, 46,967,682
    shares issued                                              470                                                         470
    Class B Common stock, $.01 par value;
    80,000,000 shares authorized, 73,325,214
    shares issued                                              733                                                         733
    Additional paid-in capital                             148,356      (10,198)                                       138,158
    Retained earnings                                      647,525                                                     647,525
    Unamortized cost of restricted stock awards             (1,142)                                                     (1,142)
    Accumulated other comprehensive income/(loss)           (4,072)                                                     (4,072)
                                                         ---------      -------        -------                       ---------
                                                           791,870      (10,198)           -                           781,672
    Less common stock held in treasury, at cost
    (26,451,796 shares)                                   (410,635)                                                   (410,635)
                                                         ---------      -------        -------                       ---------
    Total common stockholders' equity                      381,235      (10,198)           -                           371,037
                                                         ---------      -------        -------                       ---------
                                                         $ 693,534          (22)        85,785                       $ 779,297
                                                         =========      =======        =======                       =========


The accompanying notes are an integral part of these unaudited pro forma financial statements.

                             THE JOHN NUVEEN COMPANY
                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2002

                                   (UNAUDITED)


GENERAL NOTE:  The NWQ Interim Balance Sheet as of June 30, 2002 is not
               representative of the assets purchased and liabilities assumed by The John Nuveen Company ("TJNC"). This Pro Forma Balance Sheet as of June 30, 2002 more accurately reflects the NWQ balance sheet purchased in the transaction.



(1)    Allocation of Purchase Price Based on Current Valuation:

                    Total Purchase Price (including direct costs)                                      $145,191

                    Net Book Value of Assets Acquired                                                   (10,198)

                    Total Fair Value of Identified Intangibles                                           27,900
                                                                                                       --------

                    Excess Purchase Price over Identifiable Assets (Goodwill)                          $127,489


(2)    Purchase Price Paid As:

                    Cash                                                                               $ 68,389 (A)
                    Loan Payable                                                                         87,000 (B)
                                                                                                       --------
                                                                                                       $155,389

(3)    To reflect the elimination of NWQ payable to Old Mutual (former parent)                         $  4,015

(4)    To reflect anticipated NWQ minority interest.                                                   $  2,800


NWQ INVESTMENT MANAGEMENT COMPANY
(A Wholly Owned Subsidiary of Old Mutual Asset Managers (US) LLC)
Balance Sheet (unaudited)
June 30, 2002



Current Assets:
   Cash and cash equivalents                                    $  7,851,336
   Investment management fees receivable                           1,560,225
   Prepaid expenses                                                  199,563
                                                                ------------
        Total current assets                                       9,611,124

Fixed assets, net                                                  1,306,048
Intangible assets, net                                            15,781,400
Other assets                                                         106,906
                                                                ------------

        Total assets                                            $ 26,805,478
                                                                ============

Current liabilities
   Accounts payable and accrued expenses                        $  3,594,946
   Accrued compensation                                            3,001,800
   Due to affiliates                                              (1,210,428)
   Current portion of note payable                                   833,334
                                                                ------------
        Total current liabilities                                  6,219,652

Note payable                                                      19,583,333

        Total liabilities                                         25,802,985

Stockholder's equity
   Common stock, par value $0.1 per share. 200,000
        shares authorized, issued, and outstanding                     2,000
   Additional paid-in-capital                                     12,218,581
   Accumulated deficit                                           (11,218,088)
                                                                ------------
        Total stockholder's equity                                 1,002,493

        Total liabilities and stockholder's equity              $ 26,805,478
                                                                ============

NWQ INVESTMENT MANAGEMENT COMPANY
(A Wholly Owned Subsidiary of Old Mutual Asset Managers (US) LLC)
Statement of Operations (unaudited)
Six-month period ended June 30, 2002



Revenues
   Investment management fees                $ 17,527,125

Operating expenses
   Compensation and related expenses            7,638,058
   Restructuring compensation costs                  --
   Amortization of intangible assets            5,217,398
   Rent expense                                   479,664
   Depreciation                                   244,327
   Other operating expenses                     3,173,814
                                             ------------
        Total operating expense                16,753,261

        Operating income/(loss)                   773,864

Interest expense, net                           1,067,709
                                             ------------
        Net loss before taxes                    (293,845)
                                             ------------
Income tax                                           --
                                             ------------

        Net loss                             $   (293,845)
                                             ============

NWQ INVESTMENT MANAGEMENT COMPANY
(A Wholly Owned Subsidiary of Old Mutual Asset Managers (US) LLC)
Statement of Cash Flows (unaudited)
Six-month period ended June 30, 2002



Cash flows from operating activities:
   Net loss                                                     $  (293,845)
Items not requiring cash that are included in net loss:
   Amortization of cost assigned to contracts acquired            5,217,398
   Depreciation                                                     244,327
Changes in assets and liabilities:
   Decrease in investment management fees receivable                213,330
   Increase in prepaid expenses                                     (98,590)
   Decrease in receivable from Parent                             2,793,141
   Increase in due from affiliate                                (1,433,337)
   Increase in accounts payable and accrued expenses                909,507
   Decrease in accrued compensation                                (783,136)
                                                                -----------

        Net cash provided by operating activities                 6,768,795
                                                                -----------

Cash flows from investing activities:
   Net purchases of fixed assets                                   (335,070)
                                                                -----------

        Net cash used in investing activities                      (335,070)
                                                                -----------

Cash flows from financing activities:
   Decrease in note payable                                        (416,667)
                                                                -----------

        Net cash used in financing activities                      (416,667)
                                                                -----------

        Net increase in cash and cash equivalents                 6,017,058

Cash and cash equivalents, beginning of period                    1,834,278
                                                                -----------

Cash and cash equivalents, end of period                        $ 7,851,336
                                                                ===========

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE JOHN NUVEEN COMPANY


                                        By: /s/ Margaret E. Wilson
                                           --------------------------------
                                                Margaret E. Wilson
                                                Senior Vice President of Finance
                                                (Principal Accounting Officer)


Dated:   October 15, 2002